UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21770

SunAmerica Focused Alpha Growth Fund, Inc.

(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311

(Address of principal executive offices)             (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management Corp.

Harborside Financial Center,

3200 Plaza 5

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1.	Reports to Stockholders

ANNUAL REPORT 2011

SUNAMERICA

Focused Alpha Growth Fund (FGF)

Thomas F. Marsico

MARSICO
CAPITAL MANAGEMENT, LLC

Ronald Baron

BARON

SunAmerica
Mutual Funds

INFORMATION REGARDING THE FUND’S DISTRIBUTION POLICY

The SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) has established a dividend distribution policy (the “Distribution Policy”) pursuant to which the Fund makes a level dividend distribution each quarter to shareholders of its common stock (after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares) at a rate that is based on a fixed amount per share as determined by the Board of Directors of the Fund (the “Board”), subject to adjustment in the fourth quarter, as necessary, so that the Fund satisfies the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As of the most recent fourth quarterly dividend distribution paid on December 29, 2011, the amount of the dividend distribution was $0.33 per share, which is higher than the amounts payable by the Fund in the prior three quarters of 2011 because the fourth quarterly dividend distribution was increased to include an amount expected to satisfy the minimum distribution requirements of the Code. Pursuant to an exemptive order (the “Order”) issued to the Fund by the Securities and Exchange Commission (“SEC”) on February 3, 2009, the Fund may distribute long-term capital gains more frequently than the limits provided in Section 19(b) under the Investment Company Act of 1940, as amended (the “1940 Act”) and Rule 19b-1 thereunder. Therefore, dividend distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or return of capital. If the total distributions made in any calendar year exceed investment company taxable income and net capital gains, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gains (assuming the shares are held as capital assets). A return of capital represents a return of a shareholder’s investment in the Fund and should not be confused with “yield,” “income” or “profit.” Shareholders will receive a notice with each dividend distribution, if required by Section 19(a) under the 1940 Act, estimating the sources of such dividend distribution and providing other information required by the Order. Investors should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy.

The Board has the right to amend, suspend or terminate the Distribution Policy at any time without prior notice to shareholders. The Board might take such action, for example, if the Distribution Policy had the effect of decreasing the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. An amendment, suspension or termination of the Distribution Policy could have a negative effect on the Fund’s market price per share which, in turn could create or widen a trading discount. Please see Note 2 to the financial statements included in this report for additional information regarding the Distribution Policy.

In addition, on December 19, 2011, shareholders of the Fund approved a proposal to reorganize the Fund into SunAmerica Focused Alpha Growth Fund, a newly established open-end series of SunAmerica Specialty Series. The reorganization closed on January 23, 2012. Please see Note 9 to the financial statements included in this report for additional information regarding the reorganization.

December 31, 2011	ANNUAL REPORT

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

SunAmerica Focused Alpha Growth Fund (FGF)

December 31, 2011	ANNUAL REPORT

Shareholders’ Letter — (unaudited)

Dear Shareholders:

We are pleased to present this annual report for the SunAmerica Focused Alpha Growth Fund (the “Fund”). For the year ended December 31, 2011, the Fund’s total return based on net asset value (NAV) was -2.02%. The Fund’s benchmark, the Russell 3000® Growth Index1, returned 2.18% for the same period. The Fund’s total return based on market price was 6.88% during the annual period. As of December 31, 2011, the Fund’s NAV was $18.67, and its market price was $18.28.

The 12-month period ended December 31, 2011 proved to be a highly tempestuous one for stocks around the world. Indeed, almost all areas of the global financial markets experienced a broad “risk on/risk off” trading pattern, with the “risk off” assets winning for the year. The “risk on/risk off’’ trading pattern was one in which investors vacillated en masse between sharply optimistic or pessimistic views toward the financial markets, such that swings in risk appetite became more frequent and more dramatic. Amidst such unprecedented volatility, correlations between and within asset classes markedly increased. By the end of 2011, the U.S. equity markets finished the year almost at the point at which they began.

U.S. equities were initially buoyed by a generally upbeat outlook for global economic growth, while in the U.S., there were signs that an economic recovery was beginning to expand and gain momentum. However, as the months passed, a variety of exogenous developments dampened economic growth expectations, including political turmoil in the Middle East and North Africa, natural and nuclear disasters in Japan, sovereign debt crises in the Eurozone and the absence of a strategic resolution, inflationary pressures in many emerging markets, controversy surrounding the U.S. debt ceiling debate, an unprecedented downgrade of the U.S. government’s credit rating by Standard & Poor’s and increasing uncertainty about government policy. The totality of these developments weighed heavily on consumer and business confidence and put downward pressure on stock prices, particularly during the third quarter of the annual period. Better than expected corporate earnings reports served to boost stocks on occasion, but more often than not, the relief was temporary in nature. Following a sharp correction in the third quarter of 2011, the U.S. equity markets rebounded during the fourth quarter. While volatility remained elevated, the markets benefited from generally positive U.S. economic data and strong reported business results, which together provided some reassurance that a recession was not imminent as had been feared in the fall. Further, the cloud cover over Europe lifted to some extent during the last months of the annual period. It appeared that steps were being taken in unified fashion toward addressing the magnitude of the crisis more forcefully and with a more strategic mindset toward undertaking structural reforms rather than the more piecemeal, hesitant and ad hoc approach characterizing earlier policy responses. In particular, the European Central Bank’s large new lending program introduced in December was viewed positively by investors, helping to support an end-of-year rally in the U.S. equity markets.

For the annual period as a whole, more traditionally defensive sectors within the Russell 3000® Growth Index — such as utilities and consumer staples — led returns. Economically-sensitive, cyclical sectors, including materials, industrials and financials, lagged. From a capitalization perspective, large-cap companies, as measured by the Russell 1000® Index2, performed best, generating positive returns, while small-cap companies, as measured by the Russell 2000® Index2, and mid-cap companies, as measured by the Russell Midcap® Index2, followed at some distance, generating negative returns during the annual period. Growth stocks outpaced value stocks in the large-cap and small-cap segments of the U.S. equity market; value stocks edged out growth stocks in the mid-cap segment of the U.S. equity market.

Maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors at all times. We continue to believe that equity investments are an important component of a long-term diversified investment plan.

As you know, the Fund brings together two well-known equity managers, blending large and small/mid-cap growth investing. Marsico Capital Management LLC (“Marsico”) and BAMCO Inc. (“BAMCO”) each contribute stock picks to the Fund’s portfolio. Marsico emphasizes large-cap growth investing, while BAMCO focuses on small/mid-cap growth opportunities.

Shareholders’ Letter — (unaudited) — (continued)

On July 27, 2011, the Fund announced that its Board of Directors had formally approved a proposal to reorganize the Fund into a new open-end fund, subject to approval by shareholders (the “Reorganization”). Shareholders subsequently approved the Reorganization at a special meeting held on December 19, 2011, and the closing of the Reorganization occurred on January 23, 2012. Upon the closing of the Reorganization, the Fund was reorganized into the SunAmerica Focused Alpha Growth Fund, a newly established series of SunAmerica Specialty Series, with Marsico and BAMCO continuing to serve as subadvisors. Please see the Notes to Financial Statements pages of this report for additional information regarding the Reorganization.

On the following pages, you will find a brief discussion from each of the Fund’s managers regarding the Fund’s annual results. You will also find the financial statements and portfolio information for the Fund for its annual period ended December 31, 2011.

As the Fund moves ahead within an open-end fund structure, we value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck

President & CEO

SunAmerica Asset Management Corp.

Past performance is no guarantee of future results.

[1]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index consists of the 3,000 largest U.S. companies based on total market capitalization.

[2]

The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000 Index includes the largest 1,000 securities in the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index.

Indices are not managed and an investor cannot invest directly into an index.

Below, Tom Marsico, portfolio manager at Marsico Capital Management, LLC, discusses Marsico’s portion of the Fund’s performance during the reporting period. Marsico manages the large-cap growth portion of the Fund’s portfolio.

Our portion of the Fund (Net) underperformed the Russell 3000® Growth Index, the Fund’s benchmark index, during the annual period. Stock selection detracted most from our portion of the Fund’s relative results.

Stock selection in the consumer staples sector hurt most, as Green Mountain Coffee Roasters, a purveyor of specialty coffee and coffee makers, emerged as the greatest individual detractor from results during the annual period. Energy sector stock selection was another source of underperformance, as a position in oilfield services company Halliburton hindered returns. In the industrials sector, a position in diesel engine manufacturer Cummins proved to be a major detractor during the annual period.

On the positive side, stock selection in the consumer discretionary sector was a significant contributor to our portion of the Fund’s results. Positions in specialty coffee retailer Starbucks, travel services company priceline.com, athletic footwear and apparel retailer Nike, athletic clothing retailer Lululemon Athletica, and hotel/casino operator Wynn Resorts were among the top individual contributors to performance.

Select holdings in the information technology sector also performed well. Computers and personal electronic device manufacturing giant Apple and Chinese Internet search company Baidu were sources of outperformance during the annual period.

Although sector allocation is not a consideration in our portfolio construction but rather a residual of our stock selection process, our portion of the Fund did get penalized by its underweighted positions in the strongly performing health care, consumer staples and utilities sectors. These detractors were only partially offset by the positive contributions made by having an underweighted exposure to the weakly performing financials sector and an overweighted allocation to the stronger consumer discretionary sector.

Below, Ron Baron, portfolio manager at BAMCO, Inc., discusses BAMCO’s portion of the Fund’s performance during the reporting period. BAMCO manages the small/mid-cap portion of the Fund’s portfolio.

Our portion of the Fund (Net) outperformed the Russell 3000® Growth Index, the Fund’s benchmark index, for the annual period ended December 31, 2011. Effective stock selection and, to a lesser extent, sector weightings contributed positively to results during this period. At BAMCO, we construct our portion of the Fund from the bottom up, one stock at a time. Each stock is included in the portfolio if it meets our rigorous investment criteria. To help manage risk, we are aware of our sector and security weights, but we do not include a holding to achieve a target sector allocation or to approximate an index. Exposure to any given sector is purely a result of our stock selection process. During the annual period, stock selection within industrials, utilities, energy and consumer staples proved most effective, contributing positively to relative results. Holdings in health care and consumer discretionary were the largest detractors from relative performance.

In industrials, favorable stock selection was mainly the result of the strong performance of Fastenal, a leading industrial supplies distributor. Shares of Fastenal advanced to an all-time high during the year, as demand from manufacturing and commercial construction clients improved. Sales across the company’s 2,500 branches strengthened throughout 2011. Another significant contributor was Verisk Analytics, an insurance data and analytics company. Its shares rose, driven mainly by solid third quarter results that suggested strong earnings growth may continue in 2012.

An overweight in utilities, the strongest performing sector in the Russell 3000® Growth Index during the annual period, contributed positively to relative results. Utilities were generally strong during the year given investors’ preference for dividend-paying securities in a low interest rate environment. Outperformance of ITC Holdings, the nation’s only publicly-traded independent transmission company, was a significant contributor to relative results in this sector. Shares of ITC Holdings performed well through much of the annual period as its management continued to execute its capital expenditure plan.

In energy, despite the uncertain growth prospects for the global economy, the strength in crude oil prices during the year enabled several oil and gas holdings to produce solid annual gains. Also, CARBO Ceramics, a leading supplier of ceramic proppant to the oil industry, was a particularly strong performer for our portion of the Fund during the annual period. (Proppant is a key component of hydraulic fracturing.) The company’s share price benefited from consistently strong operational execution and growth in demand for its products, as horizontal drilling and hydraulic fracturing activity increased sharply in the U.S. during 2011.

Within consumer staples, Church & Dwight’s shares rose robustly during the annual period on improved margins from both industry-wide price easing and the start-up of a new manufacturing facility. Church & Dwight produces sodium bicarbonate and related products, such as baking soda, carpet deodorizer and laundry detergent as well as Brillo soap pads. The company sells its products, primarily under the Arm & Hammer trademark, to consumers and to industrial customers and distributors. The positive effect of stock selection in consumer staples was partially offset by limited exposure to this defensive sector.

Of course, there were disappointments as well. Within health care, weakness was mainly attributable to underperformance of hospital operator Community Health Systems. The company’s shares declined in 2011 after acquisition target Tenet Healthcare accused the company of improper Medicare billing. We exited the position by year end.

Within consumer discretionary, our portion of the Fund’s greatest detractors was lodging hospitality company Hyatt Hotels and post-secondary education provider DeVry. Shares of Hyatt Hotels declined during the annual period, as investors worried that a worldwide economic recovery would stall and revenue per available room (RevPAR) would be slower than expected. We maintained the Fund’s position in the stock, as we believe lodging should have stronger performance in 2012 and 2013 with the opportunity to significantly increase rates, given that occupancies at the end of the annual period were tracking closer to 2007 peak levels. Similarly, the prolonged recession, high unemployment and weak consumer confidence took their toll on DeVry’s operations, as prospective students put off commitments to college. We maintained the Fund’s position in DeVry because long-term, given its career orientation, strong brand, emphasis on academic quality and student outcomes, programmatic diversity, long history of regulatory compliance and nascent international presence, we believe DeVry remained well positioned for potential growth.

Securities listed may or may not be part of current portfolio construction.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

SunAmerica Focused Alpha Growth Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES — December 31, 2011

ASSETS:
Investments at value (unaffiliated)*	$265,912,558
Cash	193
Receivable for:
Dividends and interest	522,946
Prepaid expenses and other assets	4,188

Total assets	266,439,885

LIABILITIES:
Payable for:
Investment advisory and management fees	229,792
Administration fees	9,192
Directors’ fees and expenses	5,308
Other accrued expenses	179,294

Total liabilities	423,586

Net Assets	266,016,299

NET ASSETS REPRESENTED BY:
Common stock, $0.001 par value (200,000,000 shares authorized)	$14,249
Additional paid-in capital	227,468,255

227,482,504
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(17,803,985)
Unrealized appreciation (depreciation) on investments	56,337,780

Net Assets	$266,016,299

NET ASSET VALUE:
Net assets	$266,016,299
Shares outstanding	14,248,665
Net asset value per share	$18.67

*Cost
Investments (unaffiliated)	$209,574,778

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.

STATEMENT OF OPERATIONS — For the year ended December 31, 2011

INVESTMENT INCOME:
Dividends (unaffiliated)	$2,422,496
Interest (unaffiliated)	1,636

Total investment income	2,424,132

EXPENSES:
Investment advisory and management fees	2,929,544
Administration fees	117,182
Transfer agent fees and expenses	26,352
Custodian and accounting fees	76,805
Reports to shareholders	110,442
Audit and tax fees	48,411
Legal fees	351,661
Directors’ fees and expenses	49,171
Other expenses	124,009

Total expenses before custody credits	3,833,577
Custody credits earned on cash balances	(10)
Fees paid indirectly (Note 4)	(4,659)

Net expenses	3,828,908

Net investment income (loss)	(1,404,776)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments (unaffiliated)	35,521,702
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(39,770,970)

Net realized and unrealized gain (loss) on investments	(4,249,268)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,654,044)

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS

	For the year ended December 31, 2011	For the year ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(1,404,776)	$193,175
Net realized gain (loss) on investments	35,521,702	60,230,486
Net unrealized gain (loss) on investments	(39,770,970)	26,986,131

Net increase (decrease) in net assets resulting from operations	(5,654,044)	87,409,792

Distributions to shareholders from:
Net investment income	—	(193,175)
Net realized gain on investments(1)	(6,839,359)	(3,572,544)

Total distributions to shareholders	(6,839,359)	(3,765,719)

Capital share transactions:
Cost of 0 and 6,106,571 shares purchased through a tender offer (Note 8)(2)	—	(109,887,787)

Total increase (decrease) in net assets	(12,493,403)	(26,243,714)
NET ASSETS:
Beginning of period	278,509,702	304,753,416

End of period†	$266,016,299	$278,509,702

† Includes accumulated undistributed net investment income (loss)	$—	$—

(1)	The total distributions for the calendar year ended December 31, 2010 exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits (see Note 2).

(2)	Includes expenses associated with the in-kind offer during the year ended December 31, 2010.

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.

FINANCIAL HIGHLIGHTS

	For the year ended December 31, 2011	For the year ended December 31, 2010		For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2007
Net Asset Value, Beginning of Period	$19.55	$14.97		$11.48	$21.04	$21.68
Investment Operations:
Net investment income (loss)@	(0.10)	0.01		(0.02)	(0.05)	0.01
Net realized and unrealized gain (loss) on investments	(0.30)	4.65		3.86	(8.26)	2.66

Total from investment operations	(0.40)	4.66		3.84	(8.31)	2.67

Distributions From:
Net investment income	—	(0.01)		—	—	(0.01)
Net realized gains on investments	(0.48)	(0.19	)(4)	—	—	(2.53)
Return of capital	—	—		(0.35)	(1.25)	(0.77)

Total distributions	(0.48)	(0.20)		(0.35)	(1.25)	(3.31)
Capital Share Transactions:
NAV accretion resulting from shares tendered	—	0.12	(5)	—	—	—

Net Asset Value, End of Period	$18.67	$19.55		$14.97	$11.48	$21.04

Net Asset Value Total Return(1)#	(2.02)%	32.19%		34.50%	(41.07)%	12.67%
Market Value, End of Period	$18.28	$17.54		$13.71	$9.55	$18.92
Market Value Total Return(2)#	6.88%	29.61%		48.35%	(44.75)%	13.20%
Ratios/Supplemental Data:
Net Assets, end of period ($000’s)	$266,016	$278,510		$304,753	$233,635	$428,277
Ratio of expenses to average net assets(3)	1.32%	1.25%		1.22%	1.17%	1.14%
Ratio of net investment income (loss) to average net assets(3)	(0.48)%	0.06%		(0.14)%	(0.29)%	0.03%
Portfolio turnover rate	74%	70%		72%	89%	51%

@	Calculated based upon average shares outstanding
#	Total return is not annualized.
(1)	Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.
(2)	Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(3)	Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
(4)	The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits (see Note 2).
(5)	See Note 8.

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.

PORTFOLIO PROFILE — December 31, 2011 — (unaudited)

Industry Allocation*
Retail-Restaurants	7.5%
Computers	7.4
Athletic Footwear	6.2
Oil-Field Services	6.1
Casino Hotels	5.0
Retail-Building Products	4.9
Engines-Internal Combustion	4.9
E-Commerce/Services	4.6
Web Portals/ISP	4.5
Electric-Transmission	4.3
Retail-Discount	3.9
Retail-Sporting Goods	3.5
Soap & Cleaning Preparation	3.4
Medical Instruments	3.3
Distribution/Wholesale	3.1
Time Deposit	3.0
Consulting Services	2.8
Hotels/Motels	2.6
Resorts/Theme Parks	2.4
Oil Companies-Exploration & Production	2.4
Apparel Manufacturers	2.1
Insurance-Property/Casualty	2.1
Transport-Services	1.8
Diagnostic Kits	1.8
Commercial Services-Finance	1.7
Decision Support Software	1.4
Schools	1.3
Multimedia	1.3
Investment Management/Advisor Services	0.7

100.0%

*	Calculated as a percentage of net assets

SunAmerica Focused Alpha Growth Fund, Inc.

PORTFOLIO OF INVESTMENTS — December 31, 2011

Security Description	Shares/ Principal Amount	Value (Note 2)

COMMON STOCK — 97.0%
Apparel Manufacturers — 2.1%
Under Armour, Inc., Class A†	78,000	$5,599,620

Athletic Footwear — 6.2%
NIKE, Inc., Class B	170,875	16,467,224

Casino Hotels — 5.0%
Wynn Resorts, Ltd.	119,876	13,245,099

Commercial Services-Finance — 1.7%
Morningstar, Inc.	74,483	4,428,014

Computers — 7.4%
Apple, Inc.†	48,552	19,663,560

Consulting Services — 2.8%
Verisk Analytics, Inc., Class A†	187,182	7,511,614

Decision Support Software — 1.4%
MSCI, Inc., Class A†	113,301	3,731,002

Diagnostic Kits — 1.8%
IDEXX Laboratories, Inc.†	61,413	4,726,344

Distribution/Wholesale — 3.1%
Fastenal Co.	189,382	8,258,949

E-Commerce/Services — 4.6%
priceline.com, Inc.†	26,389	12,342,399

Electric-Transmission — 4.3%
ITC Holdings Corp.	150,470	11,417,664

Engines-Internal Combustion — 4.9%
Cummins, Inc.	147,348	12,969,571

Hotel/Motels — 2.6%
Hyatt Hotels Corp., Class A†	185,000	6,963,400

Insurance-Property/Casualty — 2.1%
Arch Capital Group, Ltd.†	150,210	5,592,318

Investment Management/Advisor Services — 0.7%
Eaton Vance Corp.	76,313	1,804,039

Medical Instruments — 3.3%
Edwards Lifesciences Corp.†	125,000	8,837,500

Multimedia — 1.3%
FactSet Research Systems, Inc.	38,848	3,390,653

Oil Companies-Exploration & Production — 2.4%
Concho Resources, Inc.†	67,000	6,281,250

Oil-Field Services — 6.1%
CARBO Ceramics, Inc.	38,848	$4,791,124
Halliburton Co.	330,876	11,418,531

		16,209,655

Resort/Theme Parks — 2.4%
Vail Resorts, Inc.	150,000	6,354,000

Retail-Building Products — 4.9%
Home Depot, Inc.	308,607	12,973,838

Retail-Discount — 3.9%
Dollar General Corp.†	256,082	10,535,214

Retail-Restaurants — 7.5%
Starbucks Corp.	435,590	20,041,496

Retail-Sporting Goods — 3.5%
Dick’s Sporting Goods, Inc.	250,000	9,220,000

Schools — 1.3%
DeVry, Inc.	91,004	3,500,014

Soap & Cleaning Preparation — 3.4%
Church & Dwight Co., Inc.	196,760	9,003,738

Transport-Services — 1.8%
Expeditors International of Washington, Inc.	120,652	4,941,906

Web Portals/ISP — 4.5%
Baidu, Inc . ADR†	102,743	11,966,477

Total Long-Term Investment Securities
(cost $201,638,778)		257,976,558

SHORT-TERM INVESTMENT SECURITIES — 3.0%
Time Deposit — 3.0%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 01/03/12 (cost $7,936,000)	$7,936,000	7,936,000
TOTAL INVESTMENTS (cost $209,574,778) (1)	100.0%	265,912,558
Other assets less liabilities	0.0	103,741

NET ASSETS	100.0%	$266,016,299

†	Non-income producing security
(1)	See Note 6 for cost of investments on a tax basis.

ADR — American Depository Receipt

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2011 (see Note 2):

	Level 1—Unadjusted Quoted Prices	Level 2—Other Observable Inputs	Level 3—Signifcant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock:
Athletic Footwear	$16,467,224	$—	$—	$16,467,224
Casino Hotels	13,245,099	—	—	13,245,099
Computers	19,663,560	—	—	19,663,560
Oil-Field Services	16,209,655	—	—	16,209,655
Retail-Restaurants	20,041,496	—	—	20,041,496
Other Industries*	172,349,524	—	—	172,349,524
Short-Term Investment Securities:
Time Deposit	—	7,936,000	—	7,936,000

Total	$257,976,558	$7,936,000	$—	$265,912,558

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to the Portfolio of Investments.

See Notes to Financial Statements

SunAmerica Focused Alpha Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS — December 31, 2011

Note 1. Organization of the Fund

SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the ticker symbol FGF. The Fund was organized as a Maryland corporation on May 18, 2005 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund sold 5,236 of its common stock shares (“Shares”) on July 18, 2005 to SunAmerica Asset Management Corp. (the “Adviser” or “SunAmerica”). Investment operations commenced on July 29, 2005 upon settlement of the sale of 18,500,000 Shares in the amount of $353,350,000 (net of underwriting fees and expenses of $16,650,000). In addition, on August 25, 2005 and September 13, 2005, respectively, the Fund issued 1,200,000 and 650,000 Shares in the amount of $22,920,000 and $12,415,000 (net of underwriting fees and expenses of $1,080,000 and $585,000) in conjunction with the exercise of the underwriters’ over-allotment option. SunAmerica paid certain organizational expenses of the Fund and the offering costs of the Fund to the extent they exceeded $.04 per share of the Fund’s common stock.

On December 19, 2011, shareholders of the Fund approved a proposal to reorganize the Fund into SunAmerica Focused Alpha Growth Fund, a newly established open-end series of SunAmerica Specialty Series.

The Fund’s investment objective is to provide growth of capital. The Fund seeks to pursue this objective by employing a concentrated stock picking strategy in which the Fund, through subadvisers selected by the Adviser, actively invests primarily in a small number of equity securities (i.e. common stocks) and to a lesser extent equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) primarily in the U.S. markets.

Indemnifications: The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the “Disinterested Directors”), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund’s maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors,

SunAmerica Focused Alpha Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS — December 31, 2011 — (continued)

including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the “Board” or the “Directors”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, and foreign equity futures contracts, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The various inputs that may be used to determine the value of the Fund’s investments are summarized into three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Directors, etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the inputs used to value the Fund’s net assets as of December 31, 2011 are reported on a schedule following the Portfolio of Investments.

Repurchase Agreements: For repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis, plus accrued interest, to ensure that the value at the time the agreement is entered into is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2011, the Fund did not enter into any repurchase agreements.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date, except when collection is not expected. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains may be subject to

SunAmerica Focused Alpha Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS — December 31, 2011 — (continued)

foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains at various rates. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

The Fund has adopted a distribution policy (the “Distribution Policy”) under which the Fund will pay level quarterly dividend distributions, subject to an adjusting dividend distribution in the fourth quarter as described below. The Distribution Policy and the dividend distribution rate may be terminated or modified at any time. The Fund intends to pay a level quarterly amount in each of the first three quarters of the calendar year and increase, if necessary, the amount payable for the fourth quarter to an amount expected to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each quarter the Board will review the amount of any potential dividend distribution and the income, capital gains and capital available. The Securities and Exchange Commission (the “SEC”) issued an order to the Fund and SunAmerica granting exemptive relief from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder, to permit the Fund to make multiple long-term capital gains distributions per year under the Distribution Policy. A portion of the dividend distribution may be treated as ordinary income (derived from short-term capital gains) and qualifying dividend income for individuals. If the total distributions made in any calendar year exceed investment company taxable income and net capital gains, such excess distributed amounts would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distributions would constitute capital gains (assuming the shares are held as capital assets). A return of capital represents a return of a shareholder’s investment in the Fund and should not be confused with “yield,” “income” or “profit.” The final determination of the source of all dividend distributions in 2011 will be made after year-end. The payment of dividend distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the dividend distribution. The Distribution Policy may, under certain circumstances, result in the amounts of taxable distributions to exceed the levels required to be distributed under the Code (i.e., to the extent the Fund has capital losses in any taxable year, such losses may be carried forward to reduce the amount of capital gains required to be distributed in future years; if distributions in a year exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carryforwards reduce the required amount of capital gains in that year). The Fund’s Board has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Dividend Distribution Policy could have a negative effect on the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment policy) must adjust the cost basis to the extent that a dividend distribution contains a nontaxable return of capital. Investors should consult their tax adviser regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

The Fund intends to comply with the requirements of the Code, applicable to regulated investment companies and distribute all of its taxable income, including any capital gains, to its shareholders. Therefore, no federal tax provisions are required. The Fund files U.S. federal and certain state income tax returns. With few exceptions, the Fund is no longer subject to U.S. federal and state examinations by tax authorities for tax years ending before 2008.

New Accounting Pronouncement: In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” ASU 2011-03 changes the assessment of effective controls for repurchase agreements including dollar roll transactions. The new and revised disclosures are effective for interim and annual reporting periods beginning

SunAmerica Focused Alpha Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS — December 31, 2011 — (continued)

after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Note 3. Investment Advisory and Management Agreement

Pursuant to its Investment Advisory and Management Agreement (“Advisory Agreement”) with the Fund, SunAmerica manages the affairs of the Fund, and selects, supervises and compensates the subadvisers to manage the Fund’s assets. SunAmerica monitors the compliance of the subadvisers with the investment objective and related policies of the Fund, reviews the performance of the subadvisers, and reports periodically on such performance to the Directors. Pursuant to the Advisory Agreement, the Fund will pay SunAmerica a monthly fee at the annual rate of 1.00% of the average daily total assets of the Fund.

SunAmerica has engaged Marsico Capital Management, LLC (“Marsico”), an independently owned investment management firm, and BAMCO, Inc. (“BAMCO”), a wholly-owned subsidiary of Baron Capital Group, Inc., as subadvisers to the Fund (the “Subadvisers”) to manage the investment and reinvestment of the Fund’s assets. Pursuant to the subadvisory agreements (“Subadvisory Agreements”) among SunAmerica, the Fund and Marsico and BAMCO, respectively, Marsico and BAMCO select the investments made by the Fund. Marsico manages the large-cap portion of the Fund and is entitled to receive a fee at the annual rate of 0.40% of the Fund’s average daily total assets allocated to Marsico. BAMCO manages the small-and mid-cap portion of the Fund and is entitled to receive a fee at the annual rate of 0.60% of the Fund’s average daily total assets allocated to BAMCO. Each subadviser is paid by SunAmerica and not the Fund.

SunAmerica serves as administrator to the Fund. Under the Administrative Services Agreement, SunAmerica is responsible for performing or supervising the performance by others of administrative services in connection with the operations of the Fund, subject to the supervision of the Fund’s Board. SunAmerica will provide the Fund with administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities for handling the affairs of the Fund. SunAmerica’s administrative services include recordkeeping, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Directors’ and shareholders’ meetings and other administrative services necessary to conduct the Fund’s affairs. For its services as administrator, SunAmerica is paid a monthly fee at the annual rate of 0.04% of the Fund’s average daily total assets.

On September 22, 2008, American International Group, Inc. (“AIG”), the ultimate parent of SunAmerica, entered into a revolving credit facility (“FRBNY Credit Facility”) with the Federal Reserve Bank of New York (“NY Fed”). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG’s outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the “Recapitalization”) to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and, (ii) AIG’s Series E Preferred Shares and Series F Preferred Shares were exchanged for shares

SunAmerica Focused Alpha Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS — December 31, 2011 — (continued)

of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Note 4. Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Fund have been reduced. For the year ended December 31, 2011, the amount of expense reductions received to offset the Fund’s non-affiliated expenses were $4,659.

Note 5. Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended December 31, 2011, were as follows:

Purchases (excluding U.S. government securities)	$206,591,512
Sales and maturities (excluding U.S. government securities)	221,669,446
Purchases of U.S. government securities	—
Sales and maturities of U.S. government securities	—

Note 6. Federal Income Taxes

The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences such as Post-October losses.

For the year ended December 31, 2011
Distributable Earnings			Tax Distributions
Ordinary Income	Long-Term Gains/ Capital and Other Losses	Unrealized Appreciation (Depreciation)	Ordinary Income	Long-Term Capital Gains
$—	$—	$56,337,780	$—	$6,839,359

The Fund utilized $46,486,328 of capital loss carryforwards, which offset net taxable gains realized in the year ended December 31, 2011.

Under the current law, capital losses realized after October 31 and late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended December 31, 2011, the Fund elected to defer post October short term capital losses in the amount of $17,803,984.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities were as follows:

Cost (tax basis)	$209,574,778

Appreciation	62,678,164
Depreciation	(6,340,384)

Net unrealized appreciation (depreciation)	$56,337,780

For the period ended December 31, 2011, reclassifications were made to increase accumulated net investment income by $1,404,776 with an offsetting deduction to paid-in capital of $(1,404,776). The reclassifications arising from book/tax differences were primarily due to reorganization costs and net investment loss.

SunAmerica Focused Alpha Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS — December 31, 2011 — (continued)

Note 7. Transactions with Affiliates

For the year ended December 31, 2011, the Fund incurred no brokerage commissions with an affiliated broker.

Note 8. Capital Share Transactions

The authorized capital stock of the Fund is 200,000,000 shares of common stock, $0.001 par value.

On September 13, 2010, the Fund announced its intention to conduct an in-kind tender offer to acquire up to 30% of the Fund’s outstanding shares at a price equal to 98.5% of the Fund’s net asset value (NAV) per share in exchange for a pro rata distribution of the Fund’s portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any “odd lot” of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). The in-kind tender offer commenced on October 7, 2010 and expired at 5:00 p.m. Eastern time on November 18, 2010.

In accordance with the terms of the in-kind tender offer, the Fund accepted 6,106,571 properly tendered shares, representing 30% of the Fund’s outstanding shares of common stock, at a price per share of $17.96, which is equal to 98.5% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on November 19, 2010. The total value of the assets of the Fund distributed in payment for such properly tendered shares accepted was $109,674,015. Because the number of shares tendered exceeded 30% of the Fund’s outstanding shares of common stock, the Fund purchased tendered shares on a pro rata basis. Accordingly, on a pro rata basis, approximately 44.2% of the shares properly tendered by each participating shareholder were accepted for payment. As a result of the in-kind tender offer, the Fund recorded net realized gains of $26,382,332 for financial statement purposes.

As of December 31, 2011 there were 14,248,665 shares issued and outstanding.

Note 9. Subsequent Event

On December 19, 2011, shareholders of the Fund approved a proposal to reorganize the Fund into SunAmerica Focused Alpha Growth Fund, a newly established open-end series of SunAmerica Specialty Series (the “Acquiring Fund”) (the “Reorganization”). The closing of the Reorganization occurred on January 23, 2012 (the “Closing Date”). As of the Closing Date, all of the Fund’s assets and liabilities were transferred to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund, and shareholders of the Fund became Class A shareholders of the Acquiring Fund. The Class A shares received by a shareholder of the Fund in connection with the Reorganization had an aggregate net asset value equal to the aggregate net asset value of the Fund shares owned by the shareholder immediately prior to a Reorganization.

SunAmerica Focused Alpha Growth Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Focused Alpha Growth Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Focused Alpha Growth Fund, Inc. (the “Fund’’) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements’’) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for the opinion.

As discussed in Note 9 to the financial statements, on January 23, 2012 the Fund was reorganized into SunAmerica Focused Alpha Growth Fund, a newly established series of SunAmerica Specialty Series.

PricewaterhouseCoopers LLP

Houston, Texas

February 28, 2012

SunAmerica Focused Alpha Growth Fund, Inc.

RESULTS OF ANNUAL AND SPECIAL SHAREHOLDER MEETINGS — December 31, 2011 — (unaudited)

The Annual Meeting of the Shareholders of the Fund was held on May 19, 2011. At this meeting, Richard W. Grant, Stephen J. Gutman and Peter A. Harbeck were elected by shareholders to serve as the Class III Directors of the Fund for three-year terms, which expire at the annual meeting of shareholders to be held in 2014 and until their respective successors are duly elected and qualify.

The voting results of the meeting to elect Messrs. Grant, Gutman and Harbeck to the Board were as follows:

	FOR	WITHHELD
Richard W. Grant	9,630,859	3,472,722
Stephen J. Gutman	9,630,455	3,473,126
Peter A. Harbeck	9,630,411	3,473,170

The terms of office of Dr. Judith L. Craven and William J. Shea (Class II, term expiring 2013), and William F. Devin (Class I, term expiring 2012) continued after the meeting.

On December 19, 2011, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization providing for (i) the transfer all of the assets of the Fund to the SunAmerica Focused Alpha Growth Fund (the “Acquiring Fund”), a series of SunAmerica Specialty Series, in exchange for the Acquiring Fund’s Class A shares, having an aggregate net asset value equal to the value of the Fund’s assets, (ii) the assumption by the Acquiring Fund of all of the Fund’s liabilities, (iii) the distribution of such Class A shares to the shareholders of the Fund in complete liquidation of the Fund, and (iv) the dissolution of the Fund under Maryland law. The proposal was approved and the voting results were as follows:

Votes For	Votes Against	Abstain
9,172,231	25,879	53,761

SunAmerica Focused Alpha Growth Fund, Inc.

DIRECTORS AND OFFICERS INFORMATION — December 31, 2011 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Fund and other investment companies within the Fund Complex.

Name, Address and Date of Birth*	Position Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director(3)
Disinterested Directors

Dr. Judith L. Craven Age: 66	Director	Current term expires in 2013; Director since 2005	Retired.	83	Director, Belo Corporation (1992 to present); Director, Sysco Corporation (1996 to present); Director, Luby’s Inc. (1998 to present).

William F. Devin Age: 73	Director	Current term expires in 2012; Director since 2005	Retired.	83	Director, Boston Options Exchange (2001 to 2010).

Richard W. Grant Age: 66	Director Chairman of the Board	2011-present	Retired. Prior to that, Attorney and partner at Morgan Lewis & Bockius LLP (1989 to 2011).	35	None

Stephen J. Gutman Age: 68	Director	Current term expires in 2014; Director since 2005	Vice President and Associate Broker, Corcoran Group (Real Estate) (2002 to present); Managing Member, Beau Brummell — Soho LLC (Licensing of menswear specialty retailing) (1995 to 2009); President, SJG Marketing, Inc. (2009 to present).	35	None

William J. Shea Age: 64	Director	Current term expires in 2013; Director since 2005	Executive Chairman, Lucid, Inc. (Medical Technology and Information) (2007 to present); Managing Director, DLB Capital, LLC (Private Equity) (2006 to 2007).	35	Chairman of The Board, Royal and Sun Alliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to present); Chairman, Demoulas Supermarkets (1999 to present); Director, NASDAQ OMX BX (2008 to present).
Interested Director

Peter A. Harbeck(4) Age: 58	Director	Current term expires in 2014; Director since 2005	President, CEO and Director, SunAmerica. (1995 to present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993 to present) Chairman, Advisor Group, Inc. (2004 to present).	83	None
Officers

John T. Genoy Age: 43	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).	N/A	N/A

SunAmerica Focused Alpha Growth Fund, Inc.

DIRECTORS AND OFFICERS INFORMATION — December 31, 2011 — (unaudited)

Name, Address and Date of Birth*	Position Held With Fund	Term of Office and Length of Time Served(1)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director(3)

Donna M. Handel Age: 45	Treasurer	2005-present	Senior Vice President, SunAmerica (2004 to present).	N/A	N/A

Gregory N. Bressler Age: 45	Secretary and Chief Legal Officer	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).	N/A	N/A

James Nichols Age: 45	Vice President	2006-present	Director, President and CEO, SACS (2006 to present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to present).	N/A	N/A

Katherine Stoner Age: 55	Vice President and Chief Compliance Officer	2011-present	Vice President, SunAmerica (2011 to present). Vice President, The Variable Annuity Life Insurance Company (“VALIC”) and Western National Life Insurance Company (“WNL”) (2006-present); Deputy General Counsel and Secretary, VALIC and WNL (2007-present); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010-present).	N/A	N/A

Nori L. Gabert Age: 58	Vice President and Assistant Secretary	2005-present	Vice President and Deputy General Counsel, SunAmerica (2005 to present).	N/A	N/A

Gregory R. Kingston Age: 46	Vice President and Assistant Treasurer	2005-present	Vice President, SunAmerica (2001 to present).	N/A	N/A

*	The business address for each Director and Officer is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1)	Directors serve three-year terms until their successors are duly elected and qualify.
(2)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The “Fund Complex” includes the SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (4 funds), SunAmerica Series, Inc. (11 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (36 portfolios), VALIC Company I (33 portfolios), VALIC Company II (15 funds), Seasons Series Trust (21 portfolios) and SunAmerica Specialty Series (6 portfolios).
(3)	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act, other than those listed under the preceding column.
(4)	Mr. Harbeck is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of SunAmerica.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling (800) 858-8850.

SunAmerica Focused Alpha Growth Fund, Inc.

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the SunAmerica Focused Alpha Growth Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2011. The information necessary to complete your income tax returns is included with your Form 1099-DIV mailed to you in the beginning of 2012.

During the year ended December 31, 2011 the Fund paid the following dividends per share:

Payable Date	Record Date	Total Amount Paid per Share	Ordinary Investment Income	Short-Term Capital Gains *	Long-Term Capital Gains	Qualifying% for the 70% Dividends Received Deduction
3/30/2011	3/18/2011	$0.05000	$0.00000	$0.00000	$0.05000	0.00%
7/6/2011	6/27/2011	0.05000	0.00000	0.00000	0.05000	0.00%
9/26/2011	9/15/2011	0.05000	0.00000	0.00000	0.05000	0.00%
12/29/2011	12/19/2011	0.33000	0.00000	0.00000	0.33000	0.00%

		$0.48000	$0.00000	$0.00000	$0.48000

For the year ended December 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the dividends paid during the fiscal year, the maximum amount that may be considered qualified dividend income is $0.

*	Short-term capital gains are treated as ordinary income for tax purposes.

SunAmerica Focused Alpha Growth Fund, Inc.

ADDITIONAL INFORMATION — (unaudited)

During the period, there were no material changes to the Fund’s investment objective or policies or to the Fund’s articles of incorporation or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s assets.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

Directors

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

William F. Devin

Stephen J. Gutman

William J. Shea

Officers

John T. Genoy, President and
Chief Executive Officer

Donna M. Handel, Treasurer

James Nichols, Vice President

Katherine Stoner, Chief Compliance Officer

Gregory N. Bressler, Chief Legal Officer and Secretary

Gregory R. Kingston, Vice President and Assistant Treasurer

Nori L. Gabert, Vice President
and Assistant Secretary

Kathleen Fuentes, Assistant Secretary

John E. McLean, Assistant Secretary

John E. Smith Jr., Assistant Treasurer

Investment Adviser

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

Custodian

State Street Bank and Trust Company

P.O. Box 5607

Boston, MA 02110

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to securities held in the Fund’s portfolio, which is available in the Fund’s Form N-CSR, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

PROXY VOTING RECORD ON FUND

PORTFOLIO SECURITIES

Information regarding how the Fund voted proxies related to securities held in the Fund’s portfolio during the most recent twelve month period ended June 30, is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800) 858-8850 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted solely for the general information of shareholders of the Fund.

This fund report must be preceded or accompanied by the prospectus for SunAmerica Focused Alpha Growth Fund ("Focused Alpha Growth Fund"), a series of SunAmerica Specialty Series.

Investors should carefully consider the Focused Alpha Growth Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

SunAmerica open-end funds distributed by:
SunAmerica Capital Services Inc.
Harborside Financial Center
3200 Plaza 5, Jersey City, NJ 07311
800-858-8850, ext. 6003

FGANN-12/11

SunAmerica
Mutual Funds

Item 2.	Code of Ethics.

The SunAmerica Focused Alpha Growth Fund, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2011, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that William J. Shea, the Chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Mr. Shea is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2010	2011
(a) Audit Fees	$27,184	$28,474
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$13,900	$14,558
(d) All Other Fees	$0	$8,250

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns. All other fees include fees related to the review of Form N-14.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2010	2011
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)

(1) The registrant’s Audit Committee (“Committee”) pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provide ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2010 and 2011 were $13,900 and $114,654, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately designated Audit Committee consisting of the following members:

Judith Craven

William Devin
Richard Grant
Stephen Gutman
William Shea

Item 6.	Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by the investment adviser and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and the Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to the investment adviser who oversees subadvisers (with respect to Funds, the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Fund with certain responsibilities including recordkeeping of proxy votes.

The Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Fund generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board had determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;[1]

•	Not vote proxies for securities that are out on loan;[2]

•	Vote on a case-by-case basis on equity compensation plan

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interest of the investment adviser, the Fund’s principal underwriter, or one of the investment adviser’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Director who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Funds. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the twelve-month period ended June 30, 2011 is available on the SEC’s website at http://www.sec.gov.

Board Reporting. The Funds’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

[1]

The Board has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Funds retain a particular security. That is, the Funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.

[2]

The Boards of the investment adviser’s funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

BAMCO, Inc. (“BAMCO”) and Marsico Capital Management, LLC (“Marsico”) are the subadvisers to the registrant. Thomas F. Marsico is the Portfolio Manager for Marsico and is primarily responsible for the day-to-day management of the large-cap portion of the registrant’s assets. Ronald Baron is the Portfolio Manager for BAMCO and is primarily responsible for the day-to-day management of the small-cap and mid-cap portion of the registrant’s assets.

Mr. Marsico is the Chief Investment Officer of Marsico. Mr. Marsico has over 30 years of experience in the investment management field as a securities analyst and a portfolio manager.

Mr. Baron is the Founder, Chairman, Chief Executive Officer and Chief Investment Officer of Baron Capital Group, Inc. (the “Firm”) and its subsidiaries. BAMCO, established in 1987, is one of its subsidiaries. Mr. Baron has managed money for others on a discretionary basis since 1975. In 1982, he established Baron Capital, Inc. and was the founding Portfolio Manager of several Baron Mutual Funds.

On December 19, 2011, shareholders of the registrant approved a proposal to reorganize the registrant into SunAmerica Focused Alpha Growth Fund, a newly created open-end series of SunAmerica Specialty Series. The reorganization closed on January 23, 2012.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following table indicates the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories as of December 31, 2011: Registered Investment Company (“RIC”), Other Pooled Investment (“OPI”), and Other Accounts (“OA”). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

		Number of Other Accounts Managed and Total Assets by Account ($ in billions)					Number of Accounts and Total Assets for Which Advisory Fee is Performance Based ($ in millions)
Name of Investment Adviser	Name of Portfolio Manager	RIC	OPI		OA		RIC	OPI		OA
Marsico	Thomas F. Marsico	28	14		104	*	—	—		—
		$15.6	$1.8		$10.9		—	—		—
BAMCO	Ronald Baron	8	2		39		—	1	**	—
		$9.8	$0.04	**	$1.0		—	$54		—

*	One of these accounts is a wrap fee platform which includes approximately 5,042 underlying clients for total assets of approximately $1.9 billion, and three of these accounts are model portfolios with total assets of approximately $1.5 billion.

**	One account is a fund of funds.

POTENTIAL CONFLICTS OF INTEREST

As shown in the tables above, the portfolio managers are responsible for managing other accounts for other clients, (“Other Client Accounts”) in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among the Fund and such Other Client Accounts.

•

Trade Allocations. Conflicts may arise between the Fund and Other Client Accounts in the allocation of trades among the Fund and the Other Client Accounts, as the case may be. For example, a subadviser and/or Portfolio Managers may determine that there is a security that is suitable for the Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the subadviser and/or Portfolio Managers may take “short” positions in Other Client Accounts with respect to securities held “long” within the Fund, or vice-versa, which may adversely affect the value of securities held by the Fund. Such ownership or different interests may cause a conflict of interest. The Funds and the subadvisers have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Funds and the subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Fund and Other Client Accounts may result in the Portfolio Managers devoting a disproportionate amount of time and attention to the management of the Fund and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, such competing interests for the time and attention of the Portfolio Managers are managed. Although the subadvisers do not track the time the Portfolio Managers spends on the Fund or a single Other Client Account, the subadvisers do periodically assess whether the Portfolio Managers have adequate time and resources to effectively manage all of such Portfolio Managers’ accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Managers may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•

Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, each sub-adviser’s Code of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Codes of Ethics will eliminate such conflicts.

In addition to the potential conflicts noted above, the following information applies to the Portfolio Managers of the Subadviser(s) as follows:

MARSICO

A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico advises multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico, including Marsico’s Code of Ethics.

BAMCO

Conflicts of interest could arise in connection with managing the Fund along with other funds and clients of BAMCO and its affiliated investment adviser Baron Capital Management, Inc. (“BCM”). Because of market conditions, client investment restrictions, adviser imposed investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Fund and all clients at all times. BAMCO has joint trading policies and procedures designed to ensure that no fund or client is systematically given preferential treatment over time. The Fund’s Chief Compliance Officer monitors allocations for consistency with this policy annually. Because an investment opportunity may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the accounts of clients managed by BAMCO and its affiliate.

To the extent that the Fund’s portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among the fund and other accounts may cause a portfolio manager to take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to BAMCO. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, BAMCO takes all necessary steps to ensure that portfolio managers endeavor to exercise his discretion in a manner that is equitable to the Fund and other accounts.

A conflict could arise when a portfolio manager has an investment in one fund as opposed to another or has a larger investment in one Fund than in others he manages. BAMCO or its affiliate may also receive a performance-based fee with respect to certain accounts, which could create a conflict of interest.

BAMCO believes that it has policies and procedures in place that address its potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocation of orders for execution to broker-dealers), disclosure of confidential information and employee trading.

PORTFOLIO MANAGER COMPENSATION

MARSICO

The compensation package for portfolio managers of Marsico is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on Marsico’s profitability. Bonuses are typically based on two other primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, Marsico’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company. Equity interests are subject to the financial risks of Marsico’s business generally.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

BAMCO

Mr. Baron has an employment agreement that includes a fixed base salary, a fixed bonus and a performance bonus based on a percentage of the management fees earned on the funds he manages. The terms of his contract are based on Mr. Baron’s role as the Firm’s Founder, Chief Executive Officer and Chief Investment Officer, and his position as portfolio manager for the majority of the Firm’s assets under management. Consideration is given to Mr. Baron’s reputation, the long-term performance records of the funds under his management and the profitability of the Firm.

PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of December 31, 2011.

NAME OF PORTFOLIO MANAGER	DOLLAR RANGE OF EQUITY SECURITIES IN REGISTRANT
Thomas F. Marsico	None

Ronald Baron	$100,001 — $500,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11.	Controls and Procedures.

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

(c)	A copy of the registrant’s notices to shareholders pursuant to Section 19 of the Investment Company Act of 1940 and Rule 19a-1 thereunder that accompanied distributions paid on September 26, 2011 and December 29, 2011 are attached hereto, as required by the terms of the registrant’s exemptive order granted on February 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Focused Alpha Growth Fund, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: March 9, 2012

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer

Date: March 9, 2012